                                                                  EXHIBIT 99.20
DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.        CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
----------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS
                                    --------

 Attachment 1              Summary of Bank and Investment Accounts

 Attachment 2              Schedule of Receipts and Disbursements

 Attachment 3              Bank and Investment Account Statements

 Attachment 4              Income Statement

 Attachment 5              Balance Sheet

 Attachment 6              Summary of Due To/Due From Intercompany Accounts

 Attachment 7              Accounts Receivable Aging

 Attachment 8              Accounts Payable Detail

 Attachment 9              Notes to January 2002 Monthly Operating Report


                Summary Of Bank, Investment & Petty Cash Accounts   Attachment 1
                      Great Pacific NW Cruise Line. L.L.C.
Summary                        Case No: 01-10977 (EIK)                 UNAUDITED
Great Pacific NW              For Month Of January, 2002
Cruise Line, LLC


                                                       Balances
                                         -----------------------------------     Receipts &       Bank
                                             Opening           Closing           Disbursements    Statements          Account
 Account                                 As Of 1/01/02         As Of 1/31/02     Included         Included            Reconciled
 -------                                 -------------         -------------     -------------    ----------          ----------
 Great Pacific NW Cruise Line                 0.00                  0.00          No -            No - Not            No -
 Payroll                                                                          No Activity     Concentration       No Activity
 U.S. Bank                                                                                        Account
 Account # - 153390417191

 Great Pacific NW Cruise Line                 0.00                  0.00          No-             No - Not            No -
 Steamer                                                                          No Activity     Concentration       No Activity
 U.S. Bank                                                                                        Account
 Account # -153390417191

 Great Pacific NW Cruise Line                 0.00                  0.00          No -            No - Not            No -
 Columbia Queen Petty Cash                                                        No Activity     Concentration       No Activity
                                                                                                  Account


                            Receipts & Disbursements               Attachment 2
                      Great Pacific NW Cruise Line. L.L.C.
Summary                       Case No: 01-10977 (EIK)
Great Pacific NW            For Month Of January, 2002
Cruise Line, LLC
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                      Great Pacific NW Cruise Line, L.L.C.
Summary                       Case No: 01-10977 (EIK)
Great Pacific NW            For Month Of January, 2002
Cruise Line, LLC
Attach 2&3


         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02
 currency USD
  Company=24 (COLUMBIA QUEEN)

                                                        PTD-Actual
                                                          JAN-02
                                                        ----------
Revenue
 Gross Revenue                                              600.00
 Allowances                                                   0.00
                                                        ----------
 Net Revenue                                                600.00
Operating Expenses
 Air                                                       (166.30)
 Hotel
 Commissions                                                  0.00
                                                              0.00
 Onboard Expenses                                             0.00
 Passenger Expenses                                       7,192.44
 Vessel Expenses                                          6,635.24
 Layup/Drydock Expense                                        0.00
 Vessel Insurance                                         5,447.00
                                                        ----------
 Total Operating Expenses                                19,108.38
                                                        ----------
 Gross Profit                                           (18,508.38)
SG&A Expenses
   Sales & Marketing                                          0.00
   Pre-Opening Costs                                          0.00
                                                        ----------
 Total SG&A Expenses                                          0.00
 EBITDA                                                 (18,508.38)
 Depreciation                                                 0.00
                                                        ----------
 Operating Income                                       (18,508.38)
 Other Expense/(Income)
 Interest Income                                              0.00
 Interest Expense                                         9,013.14
 Equity in Earnings for Sub                                   0.00
 Reorganization expenses                                      0.00
                                                        ----------
 Total Other Expense/(Income)                             9,013.14
                                                        ----------
 Net Pretax Income/(Loss)                               (27,521.52)
                                                        ----------
 Income Tax Expense                                           0.00
                                                        ----------
 Net Income/(Loss)                                      (27,521.52)
                                                        ----------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02
 currency USD
  Company=24 (COLUMBIA QUEEN)


                                                            YTD-Actual              YTD-Actual
                                                              JAN-02                  OCT-01
                                                          -------------           -------------
ASSETS
Cash and Equivalent                                                0.00               31,623.21
Restricted Cash                                                    0.00                    0.00
Marketable Securities                                              0.00                    0.00
Accounts Receivable                                            9,315.01               11,425.61
Inventories                                                  172,463.71              199,562.38
Prepaid Expenses                                                   0.00                2,800.00
Other Current Assets                                               0.00                    0.00
                                                          -------------           -------------
       Total Current Assets                                  181,778.72              245,411.20
Fixed Assets                                              45,093,524.95           45,093,524.95
Accumulated Depreciation                                  (1,870,234.50)          (1,870,234.50)
                                                          -------------           -------------
       Net Fixed Assets                                   43,223,290.45           43,223,290.45
Net Goodwill                                                       0.00                    0.00
Intercompany Due To/From                                 (10,012,198.05)          (9,983,225.62)
Net Deferred Financing Fees                                2,514,666.78            2,545,011.02
Net Investment in Subsidiaries                                     0.00                    0.00
Other Non Current Assets                                           0.00                    0.00
                                                          -------------           -------------
       Total Other Assets                                 (7,497,531.27)          (7,438,214.60)
                                                          -------------           -------------
       Total Assets                                       35,907,537.90           36,030,487.05
                                                          -------------           -------------


                               AMCV US SETOF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02


 currency USD
  Company=24 (COLUMBIA QUEEN)


                                                            YTD-Actual              YTD-Actual
                                                              JAN-02                  OCT-01
                                                          -------------           -------------

 LIABILITIES

      Accounts Payable                                           305.00                  180.00
      Accrued Liabilities                                    331,345.43              331,444.68
      Deposits                                                     0.00                    0.00
                                                          -------------           -------------
             Total Current Liabilities                       331,650.43              331,624.68
      Long Term Debt                                               0.00                    0.00
      Other Long Term Liabilities                                  0.00                    0.00
                                                          -------------           -------------
             Total Liabilities                               331,650.43              331,624.68

OTHER
       Liabilities Subject to Compromise                  37,788,314.80           37,792,814.64
                                                          -------------           -------------
             Total Other                                  37,788,314.80           37,792,814.64
OWNER'S EQUITY
       Common Stock                                                0.00                    0.00
       Add'1 Paid In Capital                                       0.00                    0.00
       Current Net Income (Loss)                             (27,521.52)              18,578.51
       Retained Earnings                                  (2,184,905.81)          (2,112,530.78)
                                                          -------------           -------------
             Total Owner's Equity                         (2,212,427.33)          (2,093,952.27)
                                                          -------------           -------------
             Total Liabilities & Equity                   35,907,537.90           36,030,487.05
                                                          -------------           -------------


                      GREAT PACIFIC NW CRUISE LINE, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                              BEGINNING                                              ENDING
AFFILIATE NAME                                 CASE NUMBER     BALANCE            DEBITS            CREDITS          BALANCE
American Classic Voyages Co.                    01-10954      15,487,434.41       600.00                 --        15,488,034.41
AMCV Cruise Operations, Inc.                    01-10967      (9,372,500.72)          --           9,429.72        (9,381,930.44)
The Delta Queen Steamboat Co.                   01-10970       8,436,809.68           --                 --         8,436,809.68
DQSB 11, Inc.                                   01-10974            (339.49)          --                 --              (339.49)
Great AQ Steamboat, L.L.C                       01-10960          (5,552.79)          --                 --            (5,552.79)
Great River Cruise Line, L.L.C                  01-10963          (2,052.08)          --                 --            (2,052.08)
Great Ocean Cruise Line, L.L.C                  01-10959         (10,219.55)          --                 --           (10,219.55)
Cruise America Travel, incorporated             01-10966        (674,733.24)          --                 --          (674,733.24)
Delta Queen Coastal Voyages, L.L.C              01-10964         118,887.26           --                 --           118,887.26
Cape May Light, L.L.C                           01-10961           5,380.67           --                 --             5,380.67
Project America, Inc.                           N/A              (27,500.00)                             --           (27,500.00)
Oceanic Ship Co.                                N/A                1,701.33           --                 --             1,701.33
Project America Ship I, Inc.                    N/A              291,567.65           --                 --           291,567.65
Ocean Development Co.                           01-10972     (24,185,738.20)          --                 --       (24,185,738.20)
Great Hawaiian Properties Corporation           01-10971         (66,513.26)          --                 --           (66,513 26)
                                                             ----------------------------------------------------------------------
                                                             (10,003,368.33)      600.00           9,429.72       (10,012,198.05)
                                                             ======================================================================


GREAT PACIFIC NW CRUISE LINE, L.L.C.              CASE #:        01-10977 (EIK)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


 Detail:                                             0-30 Days      31-60 Days    61-90 Days     91+ Days       Total

 Paymentech Credit Card Processor                                                                 4753.48       4753.48
 American Express Credit Card Processor                                                           4126.11       4126.11
 Discover Credit Card Processor                                                                    435.42        435.42
 Diners Credit Card Processor                                                                                         0
 Travel Agents                                                                                                        0

 Total                                                       0               0             0      9315.01       9315.01




                                                                  Attachment # 7

                               COLUMBIA QUEEN
                               AP - STEAMER CHECKS
                               24-000-221300-00000

                               JANUARY, 2002

OIS Checks
       1566 K Tinnin ( American Express)                              180
       1571 K Tinnin ( Citibank)                                       70
       1611 Shonda Meyer - AT&T                                        55



                         TTL                                          305


                                                                  Attachment # 8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED
                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Deferred financing costs represent costs incurred in connection with placing pre- petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. The Debtor ceased operating its primary asset, the Columbia Queen, on October 22, 2001. In connection therewith, the Debtor ceased accruing for its next scheduled lay-up, ceased recording depreciation, and has not adjusted related lay up accrual or asset values pending the outcome of Chapter 11 proceedings.

4. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.